UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2012

PAR PHARMACEUTICAL COMPANIES, INC

(Exact name of registrant as specified in its charter)

Delaware	1-10827	22-3122182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

(201) 802-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 14, 2012, Par Pharmaceutical Companies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sky Growth Holdings Corporation, a Delaware corporation (“Parent”), and Sky Growth Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent and Merger Sub are beneficially owned by an affiliate of TPG Capital, L.P. The Merger Agreement was unanimously approved by the Company’s Board of Directors (the “Board”).

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by (i) the Company, Merger Sub or any direct or indirect subsidiary of any of them immediately prior to the effective time of the Merger or (ii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be converted automatically into the right to receive $50.00 in cash (“Per Share Merger Consideration”), without interest.

Company stock options, restricted shares, restricted stock units and performance share units will generally be cancelled upon completion of the Merger in exchange for the Per Share Merger Consideration or, in the case of stock options, the excess, if any, of the Per Share Merger Consideration over the exercise price of the option. All performance-based vesting criteria in respect of performance share units will be deemed satisfied at target for purposes of calculating the amounts payable.

Consummation of the Merger is subject to customary conditions, including without limitation: (i) the approval by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Merger (the “Company Required Vote”), (ii) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals thereunder and (iii) the absence of any law, injunction, judgment or ruling that prohibits, restrains or makes illegal the consummation of the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including without limitation: (x) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to materiality qualifiers) and (y) the other party’s performance of its obligations under the Merger Agreement in all material respects. In addition, the obligation of Parent and Merger Sub to consummate the Merger is subject to the absence, since the date of the Merger Agreement, of any effect, development, fact, circumstance, change, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect (as defined in the Merger Agreement). Parent also is not required to consummate the Merger until after completion of a marketing period for the financing it is using to fund a portion of the merger consideration.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including without limitation covenants regarding: (i) the conduct of the business of the Company prior to the consummation of the Merger, (ii) the calling and holding of a meeting of the Company’s stockholders for the purpose of obtaining the Company Required Vote and (iii) the use of reasonable best efforts to cause the Merger to be consummated.

During the period beginning on the date of the Merger Agreement and ending at 11:59 p.m. on August 24, 2012 (the “Go-Shop Period”), the Company may initiate, solicit and encourage, whether publicly or otherwise, any alternative acquisition proposals from third parties, and provide non-public information to and engage in discussions or negotiations with third parties with respect to alternative acquisition proposals. Starting at 11:59 p.m. on August 24, 2012 (the “No-Shop Period Start Date”), the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative acquisition proposals, except that the Company may continue to engage in the aforementioned activities until 11:59 p.m. on September 13, 2012 (the “Cut-off Date”) with certain third parties from whom the Company has received an alternative acquisition proposal during the Go-Shop Period that the Board has determined constitutes or could reasonably be expected to lead to a Superior Proposal (as defined below) (each, an “Excluded Party”).

Notwithstanding the limitations applicable after the No-Shop Period Start Date, prior to obtaining the Company Required Vote, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to any unsolicited alternative acquisition proposal that the Board has determined constitutes or could reasonably be expected to lead to a Superior Proposal. A “Superior Proposal” is an acquisition proposal which the Board determines has terms more favorable to the Company’s stockholders than those set forth in the Merger Agreement and is reasonably likely to be consummated in accordance with its terms.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee. If the termination fee becomes payable as a result of the Company terminating the Merger Agreement in order to enter into a definitive acquisition agreement with an Excluded Party or by Parent as a result of the Company’s entry into such an agreement or the Board changing its recommendation with respect to the Merger in connection with receipt of an acquisition proposal from an Excluded Party, in each case prior to the Cut-off Date, the amount of the termination fee will be $24 million. If the termination fee becomes payable in other circumstances, the amount of the termination fee will be $48 million. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $119 million in the event that the Company terminates the Merger Agreement because of Parent’s breach of the Merger Agreement that results in the failure to satisfy certain conditions to the Company’s obligation to close the Merger or because Parent, after satisfaction of the closing conditions, has not closed the Merger on the business day after notice, delivered after completion of the marketing period, that all closing conditions to the Company’s obligation to close are satisfied. Payment of the reverse termination fee is guaranteed by TPG Partners VI, L.P. (the “Sponsor”) pursuant to the terms of a limited guarantee.

Parent has obtained debt financing commitments from Bank of America, N.A., Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC and equity financing commitments from the Sponsor, in each case to fund the transactions contemplated by the Merger Agreement. The Merger Agreement requires Parent to use its reasonable best efforts to obtain the financing on the terms and conditions described in such financing commitments. The obligation of Parent and Merger Sub to close the Merger is not conditioned upon the consummation of the financing.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations and warranties (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by the Company on or after December 31, 2010 and prior to the date of the Merger Agreement, (c) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (d) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (f) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company files with the SEC.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.03.	Material Modification to the Rights of Security Holders

On July 14, 2012, the Company’s board of directors approved, and the Company entered into, an amendment to the Rights Agreement, dated as of October 27, 2004, by and between the Company and the American Stock Transfer & Trust Company, with the purpose and intent of rendering the Rights Agreement inapplicable to the Merger, the Merger Agreement and any other transaction with Parent, Merger Sub or their affiliates contemplated by the Merger Agreement, and to cause the Rights Agreement to terminate immediately prior to the effective time of the Merger. The foregoing description of the amendment to the Rights Agreement is not complete and is qualified in its entirety by reference to Amendment No. 1 to Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 is a copy of the registrant’s press release issued July 16, 2012 announcing the execution of the Agreement and Plan of Merger.

Attached as Exhibit 99.2 is a copy of a communication to the Company’s employees on July 16, 2012, regarding the Merger.

Forward-Looking Statements:

Statements about the expected timing, completion and effects of the proposed Merger, and all other statements made in this Current Report on Form 8-K that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate”, “believe” or “project,” or the negative of those words or other comparable words. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company’s actual results to differ from those projected in such forward-looking statements. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transaction described herein; approval of the Merger by the Company’s stockholders; the ability to obtain regulatory approvals of the transactions contemplated by the Merger Agreement on the proposed terms and schedule; the failure of the Company’s stockholders to approve the transactions contemplated by the Merger Agreement; the Company’s ability to maintain relationships with customers, employees or suppliers following the announcement of the Merger Agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the transactions contemplated by the Merger Agreement; the risk that the transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on February 28, 2012, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by the Sponsor. In connection with the proposed transaction, the Company intends to file a proxy statement and other related documents with the SEC. Investors and STOCKHOLDERS of the Company are advised to read the proxy statement and these other materials when they become available because they will contain important information about the Company and the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC web site at www.sec.gov. Copies of the proxy statement (when available) and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Par Pharmaceutical Companies, Inc., 300 Tice Boulevard, Woodcliff Lake NJ 07677, Attn: Investor Relations. The proxy statement (when available) and such other documents are also available for free on the Company’s web site at www.parpharm.com as soon as reasonably practicable after the Company electronically files such material with, or furnish it to, the SEC.

Certain Information Concerning Participants:

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed acquisition transaction. Information regarding the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 28, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated July 14, 2012, by and among Par Pharmaceutical Companies, Inc., Sky Growth Holdings Corporation and Sky Growth Acquisition Corporation.

4.1	Amendment No. 1, dated as of July 14, 2012, to Rights Agreement, dated as of October 27, 2004, by and between the Company and American Stock Transfer & Trust Company.

99.1	Press Release issued July 16, 2012.

99.2	Communication to Employees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC

	By:	/s/ Thomas J. Haughey
		Name:	Thomas J. Haughey
		Title:	President
Date: July 16, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated July 14, 2012, by and among Par Pharmaceutical Companies, Inc., Sky Growth Holdings Corporation and Sky Growth Acquisition Corporation.

4.1	Amendment No. 1, dated as of July 14, 2012, to Rights Agreement, dated as of October 27, 2004, by and between the Company and American Stock Transfer & Trust Company.

99.1	Press Release issued July 16, 2012.

99.2	Communication to Employees.